UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11123 (Commission File Number)	36-3817266 (IRS Employer Identification Number)

333 West Wacker Drive, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its third quarter 2010 results on Thursday, November 11, 2010 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 details sales, net flows, and assets under management for the first three quarters of 2010 and all quarters in 2009. Table 2 reconciles Adjusted EBITDA as defined by our Bank Credit Agreement to income before taxes for Q3 2010, Q3 2009 and the last twelve month period, which includes the last quarter of 2009 and the first three quarters of 2010.

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2009 and September 30, 2010
Unaudited

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,339	1,990	2,348	2,129	7,806	$2,225	2,225	2,403	—	6,853
Managed accounts-retail	2,270	2,584	2,044	2,326	9,224	2,044	1,904	1,742	—	5,689
Managed accounts-institutional	1,762	1,722	1,804	3,522	8,811	2,807	7,063	3,807	—	13,677
Closed-end funds	166	141	254	671	1,232	186	743	225	—	1,154

Total funds and accounts	$5,537	6,437	6,450	8,649	27,072	$7,262	11,935	8,177	—	27,373

Net Flows (in millions):
Mutual funds	$303	1,057	1,395	980	3,736	$1,024	1,018	1,055	—	3,098
Managed accounts-retail	(1,770)	(44)	(338)	(110)	(2,263)	(97)	(387)	(340)	—	(824)
Managed accounts-institutional	289	(290)	(2,159)	1,091	(1,068)	222	5,075	1,505	—	6,802
Closed-end funds	(632)	77	377	946	767	190	752	240	—	1,182

Total funds and accounts	$(1,811)	801	(725)	2,907	1,172	$1,339	6,458	2,460	—	10,257

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$119,223	115,334	127,815	140,979	119,223	$144,796	150,102	150,234	—	144,796
Sales — funds and accounts	5,537	6,437	6,450	8,649	27,072	7,262	11,935	8,177	—	27,373
Dividend reinvestments	70	107	118	182	477	94	145	149	—	388
Redemptions and withdrawals	(7,418)	(5,743)	(7,293)	(5,924)	(26,377)	(6,016)	(5,622)	(5,865)	—	(17,503)

Total net flows into funds and accounts	(1,811)	801	(725)	2,907	1,172	1,339	6,458	2,460	—	10,257
Appreciation / (depreciation) of managed assets	(2,079)	11,681	13,889	910	24,400	3,967	(6,326)	10,153	—	7,794

End of period	$115,334	127,815	140,979	144,796	144,796	$150,102	150,234	162,847	—	162,847

Recap by product type:
Mutual funds	$15,264	17,329	20,571	21,370		$22,781	23,490	25,689	—
Closed-end funds	39,570	41,892	45,629	45,985		46,634	46,791	48,588	—
Managed accounts-retail	31,642	34,806	38,336	38,480		39,575	37,353	39,986	—
Managed accounts-institutional	28,858	33,789	36,443	38,960		41,112	42,600	48,584	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	150,234	162,847	—

Recap by manager:
Nuveen	$65,968	69,493	76,480	77,315		$78,396	82,585	86,289	—
NWQ	14,519	16,568	19,281	19,624		20,481	18,488	19,744	—
Santa Barbara	3,336	3,677	3,785	3,804		3,670	3,161	3,312	—
Symphony	6,811	7,293	8,103	8,477		8,848	8,391	8,414	—
Tradewinds	18,564	23,511	24,562	25,389		27,600	26,116	30,102	—
HydePark	1,158	1,285	1,401	1,464		1,478	1,268	1,391	—
Winslow Capital	4,979	5,989	7,366	8,723		9,630	10,225	13,596	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	150,234	162,847	—

Recap by style:
Equity-based	$46,563	54,717	60,366	63,054		$66,943	62,953	71,943	—
Municipals	60,069	62,498	68,570	68,670		69,280	73,788	76,544	—
Taxable income-oriented	8,702	10,601	12,043	13,072		13,879	13,494	14,157	—
Commodity	—	—	—	—		—	—	204	—

Total assets under management	$115,334	127,815	140,979	144,796		$150,102	150,234	162,847	—

TABLE 2
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2010

Income/(loss) before taxes (consolidated) (GAAP)	52,255

Other (income)/expense — consolidated variable interest entities	(52,431)
Net interest (income)/expense — consolidated variable interest entities	(21,576)

Net interest expense	79,118
Amortization & depreciation	21,831	(2)

Adjustments per Credit Agreement:
Non-cash compensation	11,920	(3)
Deal related expenses	1,209	(4)
Retention, severance and recruiting expense	8,621	(5)
Structured products distribution expense	5,770	(6)
Non-recurring items	936	(7)
Pro forma restructuring	—
Debt and investment related expenses	(5,138	)(8)

Adjusted EBITDA (1)	$102,515

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$17,545 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $4,286 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$8,207 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $3,399 is included in Severance and ($2,985) is included in Other operating expense in the consolidated financial statements.

(6)	This amount is included in the Other operating expense line in the consolidated financial statements

(7)	($11) of this amount is included in the Other income/(expense) line in the consolidated financial statements, $816 is included in Outside and professional services and $131 is included in Travel and entertainment in the consolidated financial statements.

(8)	($4,335) of this amount is included in Other income/(expense) in the consolidated financial statements, ($603) is included in Other operating expense, and ($200) is included in Net interest expense.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2009

Income/(loss) before taxes (consolidated) (GAAP)	(22,015)

Other (income)/expense — consolidated variable interest entities	(22,132)
Net interest (income)/expense — consolidated variable interest entities	(7,850)

Net interest expense	82,126
Amortization & depreciation	24,584	(2)

Adjustments per Credit Agreement:
Non-cash compensation	19,533	(3)
Deal related expenses	1,680	(4)
Retention, severance and recruiting expense	5,906	(5)
Structured products distribution expense	4,653	(6)
Non-recurring items	5,623	(7)
Pro forma restructuring	300	(8)
Debt and investment related expenses	350	(9)

Adjusted EBITDA (1)	$92,758

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	$20,302 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $4,282 is included in Occupancy and equipment.

(3)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(4)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(5)	$4,395 of this amount is included in the Compensation and benefits line in the consolidated financial statements, $764 is included in Severance and $747 is included in Other operating expense in the consolidated financial statements.

(6)	This amount is included in the Other operating expense line in the consolidated financial statements.

(7)	$4,648 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $684 is included in Outside and professional services, $189 is included in Compensation and benefits, $1 is included in Occupancy and equipment, $76 is included in Travel and entertainment and $25 is included in Other operating expenses in the consolidated financial statements.

(8)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(9)	($668) of this amount is included in Other income/(expense) in the consolidated financial statements, $1,308 is included in Net interest expense, and ($290) is included in Other operating expenses.

TABLE 2 (continued)
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q3 2010
	LTM (2)

Income/(loss) before taxes (consolidated) (GAAP)	(46,777)

Other (income)/expense — consolidated variable interest entities	18,254
Net interest (income)/expense — consolidated variable interest entities	(79,244)

Net interest expense	323,065
Amortization & depreciation	86,671	(3)

Adjustments per Credit Agreement:
Non-cash compensation	64,899	(4)
Deal related expenses	1,951	(5)
Retention, severance and recruiting expense	46,935	(6)
Structured products distribution expense	24,685	(7)
Non-recurring items	12,040	(8)
Pro forma restructuring	854	(9)
Debt and investment related expenses	(27,943	) (10)

Adjusted EBITDA (1)	$425,390

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	LTM represents the last twelve-month period including the last quarter of 2009 and the first three quarters of 2010.

(3)	$70,181 of this amount is included in the Amortization of intangible assets line in the consolidated financial statements and $16,490 is included in Occupancy and equipment.

(4)	This amount is included in the Compensation and benefits line in the consolidated financial statements.

(5)	This amount is included in the Other income/(expense) line in the consolidated financial statements.

(6)	$19,334 of this amount is included in the Severance line in the consolidated financial statements, ($1,860) is included in Other operating expenses and $29,461 is included in Compensation and benefits in the consolidated financial statements.

(7)	$21,654 of this amount is included in the Other operating expenses line in the consolidated financial statements, and $3,031 is included in Compensation and benefits in the consolidated financial statements.

(8)	$4,862 of this amount is included in the Other income/(expense) line in the consolidated financial statements, $3,310 is included in Outside and professional services, $616 is included in Compensation and benefits, $51 is included in Occupancy and equipment, $234 is included in Travel and entertainment and $2,967 is included in Other operating expenses in the consolidated financial statements.

(9)	This amount is included in the Occupancy and equipment line in the consolidated financial statements.

(10)	($29,374) of this amount is included in Other income/(expense) in the consolidated financial statements, ($1,844) is included in Other operating expense, and $3,275 is included in Net interest expense.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2010	NUVEEN INVESTMENTS, INC.
	By:	/s/ John L. MacCarthy
		Name:	John L. MacCarthy
		Title:	Executive Vice President